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                                                                    Exhibit 10.1

                          FLORAFAX INTERNATIONAL, INC.

                         MANAGEMENT INCENTIVE STOCK PLAN


         The purpose of this Plan is to benefit the stockholders of the Company by encouraging and rewarding high levels of performance by individuals who are key to the success of the Company by increasing the proprietary interest of such individuals in the Company's growth and success. To accomplish these objectives, the plan authorizes incentive Awards through grants of stock options, stock appreciation rights, restricted stock, and performance shares to those individuals whose judgment, initiative and efforts are responsible for the success of the Company.

         This Plan shall be effective January 30, 1996, subject to approval by the holders of a majority of the securities of the Company at the Company's 1996 annual meeting to be held January 30, 1996.

                                    SECTION 1

                                   DEFINITIONS


         "AWARD" means any award described in Section 3 of this Plan.

         "AWARD AGREEMENT" means an agreement entered into between the Company and a Participant, setting forth the terms and conditions applicable to the Award granted to the Participant.

         "BOARD" means the Board of Directors of Florafax International, Inc.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the Compensation Committee of the Board, the requisite number of members of which shall qualify as "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended from time to time (the "1934 Act").

         "COMMON STOCK" means the common stock, par value .01 per share, of the Company and shall include both treasury shares and authorized but unissued shares.

         "COMPANY" means Florafax International, Inc.

         "FAIR MARKET VALUE" of the Common Stock shall be the mean of the applicable prices selected from the following alternatives, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such


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exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed, or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Associates of Securities Dealers Automated Quotations Systems or any successor system then in use ("NASDAQ"). If there are no such sales price quotations for the date as of which fair market value is to be determined but there are such sales price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before, and the nearest date after, the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If the are no such sales price quotations on, or within a reasonable period both before and after, the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before, and the nearest trading date after, the date as of which fair market value is to be determined, if both such dates are within a reasonable period. If the fair market value of the Common Stock cannot be determined on the basis set forth in this definition for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction, other than a restriction which, by its terms, will never lapse.

         "PARTICIPANT" means an individual who has been granted an Award pursuant to this Plan.

         "PLAN" means this Management Incentive Stock Plan, as set forth herein and as it may be amended from time to time.

                                    SECTION 2

                                   ELIGIBILITY

         Participants under this Plan shall consist of employees of the Company who are from time to time selected by the Committee to receive Awards.

                                    SECTION 3

                               MARKET-BASED AWARDS

         Market-based Awards are Awards that will be valued, directly or indirectly, by Common Stock of the Company or by reference to Common Stock. The following types of market-based


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Awards may be granted under this Plan, singly or in combination or in tandem with other Awards, as the Committee may determine.

                  (A) NONQUALIFIED STOCK OPTIONS. A nonqualified stock option is a right to purchase a specified number of shares of Common Stock at a fixed option price equal to the Fair Market Value of the Common Stock on the date the Award is granted, during a specified time not to exceed 10 years as the Committee may determine:

                         (i) in U.S. dollars by personal check, bank draft or by
                  money order payable to the order of the Company or by money transfer or direct account debit; or

                         (ii) if the Committee so determines, through the
                  delivery or attestation to the ownership of shares of Common Stock of the Company with a Fair Market Value equal to all or a portion of the option price for the total number of options being exercised; or

                         (iii) by a combination of the methods described in
                  Sections 4(a)(i) and (4)(a)(ii) above, if Section 4(a)(ii) applies.

                  (B) INCENTIVE STOCK OPTIONS. An incentive stock option is an Award in the form of a stock option that shall comply with the requirement of Code Section 422 or any successor section as it may be amended from time to time. The aggregate Fair Market Value (determined at the time of grant of the Award) of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during a calendar year shall not exceed $100,000. The Committee may provide that the option price under an incentive stock option may be paid by one or more of the methods described in Section 4(a)(i), (ii) and (iii) above.

                  (C) STOCK APPRECIATION RIGHTS. A stock appreciation right is a right to receive, upon surrender of the right (or of both the option and the right in the case of a tandem right), or of a portion of either, but without payment, an amount (payable in Common Stock, in cash, or a combination thereof) not in excess of Fair Market Value on the exercise date of the number of shares of Common Stock for which the stock appreciation right is exercised, over the exercise price of such right, which price shall equal the Fair Market Value of such shares on the date the right was granted (or, in the case of an option with a tandem right, the option price that the optionee would otherwise have been required to pay for such shares).

                  (D) RESTRICTED STOCK. Restricted stock is Common Stock of the Company that is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine, for a required period of continued employment as set by the Committee at the time of Award. Restricted stock Awards shall require no payment of consideration by the Participant, either on the date of grant or the date the restriction(s) are removed, unless specifically required by the terms of the Award Agreement.



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                  (E) PERFORMANCE SHARES. A performance share is Common Stock of the Company, or a unit valued by reference to Common Stock, that is subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. The elimination of restrictions on a performance share and the number of shares ultimately earned by a Participant shall be contingent upon achievement of one or more performance targets specified by the Committee. Performance shares may be paid in Common Stock, cash or a combination thereof. The Committee shall establish minimum performance targets with respect to each performance share. Performance targets may be based on financial criteria, such as the Fair Market Value of Common Stock or other objective measures of financial performance of the Company, or may be based on the performance of a division or operating unit of the Company or on individual Participant performance.

                                    SECTION 4

                         LIMITATION OF NUMBER OF SHARES

         Subject to the adjustment provisions of Section 8 or 9 hereof, the aggregate number of shares that may be subject to Awards under this Plan shall not exceed 500,000 shares of Common Stock.

                                    SECTION 5

                                AWARD AGREEMENTS

         Each Award under this Plan shall be evidenced by an Award Agreement setting forth the terms and conditions applicable to the Award. Award Agreements shall include:

                  (A) NON-ASSIGNABILITY. A provision that no Award shall be assignable or transferable except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant.

                  (B) TERMINATION OF EMPLOYMENT. Provision governing the disposition of an Award in the event of the retirement, disability, death or other termination of a Participant's employment or relationship to the Company.

                  (C) RIGHTS AS A SHAREHOLDER. A provision that a Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date the Participant or his nominee becomes the holder of record. Except as provided in Section 8 or 9 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to such date, unless the Award Agreement specifically requires such adjustment.


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                  (D) WITHHOLDING. A provision requiring the withholding of all taxes required by law from all amounts paid in cash. In the case of payments of Awards in shares of Common Stock, the Participant may be required to pay the amount of any taxes required to be withheld prior to receipt of such shares, or alternatively, a number of shares the Fair Market Value of which equals the amount required to be withheld may be deducted from the payment.

                  (E) MISCELLANEOUS. Such other terms and conditions, including the criteria for determining vesting of Awards and the amount or value of Awards, as are necessary and appropriate to effect an Award Agreement with the Participant with respect to the particular Award granted.

                                    SECTION 6

                            AMENDMENT AND TERMINATION

         The Committee may at any time amend, suspend or discontinue the Plan or alter or amend any or all Award Agreements under the Plan to the extent permitted by law. However, no such action by the Committee may, without approval of the Board and by the holders of a majority of the securities of the Company if such approval is required by Rule 16b-3 of the 1934 Act, as amended from time to time, alter the provisions of the Plan so as to:

                  (a) increase the maximum number of shares of Common Stock that may be subject to Awards granted under the Plan except pursuant to
         Section 8 or 9 hereof;

                  (b) change the class of individuals eligible to receive Awards under the Plan;

                  (c) permit any member of the Committee to be eligible to receive or hold an Award under the Plan; or

                  (d) effect any other amendment to the Plan that would require the approval of the holders of a majority of the securities of the Company in accordance with Rule 16b-3 under the 1934 Act, as amended from time to time.

                                    SECTION 7

                                 ADMINISTRATION

                  (A) GENERAL. The Plan and all Awards granted pursuant thereto shall be administered by the Committee in accordance with all applicable requirements of Rule 16b-3 of the 1934 Act. The Committee shall periodically make determinations with respect to individuals who shall participate in the Plan and receive Awards pursuant thereto. All



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         questions of interpretation and administration by the Committee, and its determination shall be final and conclusive upon all parties in interest.

                  (B) DELEGATION OF AUTHORITY. The Committee may delegate its authority, as described in subsection (A) above, to persons other than its members to carry out such responsibilities including the authority to grant Awards, except that: (i) the authority to grant or administer Awards with respect to persons who are subject to Section 16(a) or (b) of the 1934 Act shall not be delegated by the Committee; and (ii) any such delegation shall satisfy any other applicable requirements from time to time. Any person to whom such authority is granted shall continue to be eligible to receive Awards under the Plan, provided that such Awards are granted directly by the Committee without delegation.

                                    SECTION 8

                              ADJUSTMENT PROVISIONS

         If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend or other increase or reduction of the number of shares of the Common Stock outstanding without receiving consideration therefor in money, services or property, the number of shares of Common Stock then remaining subject to this Plan, and the maximum number of shares that may be issued to anyone pursuant to this Plan, including those that are then covered by outstanding Awards, shall (a) in the event of an increase in the number of outstanding shares, be proportionately increased and the price for each share then covered by an outstanding Award shall be proportionately reduced, and (b) in the event of a reduction in the number of outstanding shares, be proportionately reduced and the price for each share then covered by an outstanding Award, shall be proportionately increased. In addition, in such circumstances, the Committee shall make such adjustments to the performance targets for performance share Awards and in the securities to which such Awards correspond as the Committee deems appropriate.

         Subject to any required action by the stockholders, if the Company shall be a party to any merger or consolidation, a Participant holding an outstanding Award valued directly or indirectly by Common Stock shall be entitled to the same rights that a holder of the same number of shares of Common Stock that are subject to the Award would be entitled to receive pursuant to such merger or consolidation.


                                    SECTION 9

                               CHANGES OF CONTROL

         In the event of a change of control of the Company, or if the Board reaches agreement to merge or consolidate with another corporation and the Company is not the surviving corporation, or if all, or substantially all of the assets of the Company are sold, or if the Company shall make a



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distribution to stockholders that is non-taxable under the Code, of if the
Company shall dissolve or liquidate (a "Restructuring Event"), then the Committee may, in its discretion, recommend that the Board take any of the following actions as a result of, or in anticipation of, any such Restructuring Event to assure fair and equitable treatment of Plan Participants:

                  (a) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan;

                  (b) offer to purchase, and cause the purchase of, any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Restructuring Event; and

                  (c) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Plan Participants following such Restructuring Event.

         Any such action by the Board shall be conclusive and binding on the Company and all Plan Participants. Notwithstanding the foregoing, the Committee shall retain full authority to take, in its discretion, any of the foregoing actions with respect to Awards held by Participants who are directors, and the Board shall have no authority to act in any such matter.

         For purposes of this Section, "changes of control" shall mean: (i) the acquisition buy any person of voting shares of the Company, if, as a result of the acquisition, such person, or any "group" as defined in Section 13(d)(3) of the 1934 Act of which such person is a part, owns at least 20% of the outstanding voting shares of the Company; or (ii) a change in the composition of the Board such that within any period of two consecutive years, persons who (a) at the beginning of such period constitute the Board or (b) become directors after the beginning of such period and whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least two-thirds of the persons who were either directors at the beginning of such period or whose subsequent election or nomination was previously approved in accordance with this clause (b), cease to constitute at least a majority of the Board.

                                   SECTION 10

                                  UNFUNDED PLAN

         The plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Company nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the plan and the Award Agreement. No such obligation shall be deemed to be secured by any pledge or any encumbrance on any property of the Company.


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                                   SECTION 11

                           RIGHT OF DISCHARGE RESERVED

         Nothing in this Plan or in any Award shall confer upon any employee or other individual the right to continue in the employment or service of the Company or affect any right the Company may have to terminate the employment or service of any such employee or other individual at any time for any reason.

                                   SECTION 12

                               NATURE OF PAYMENTS

         All Awards made pursuant to this Plan are in consideration of services performed for the Company. Any gain realized pursuant to such Awards constitute a special incentive payment to the Participant and shall not be taken into account as compensation for purposes of any of the employee benefits plans of the Company.

                                   SECTION 13

                                  GOVERNING LAW

         This Plan shall be governed by, construed and enforced in accordance with the integral laws of the State of Delaware, and, where applicable, the laws of the United States.



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